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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 1, 2004

                            BHA GROUP HOLDINGS, INC.
                            ------------------------
            (Exact name of registrant as specified in its character)

          DELAWARE                                  43-1416730
          --------                                  ----------
   (State of Incorporation)                 (I.R.S. Employer Identification No.)


8800 EAST 63RD STREET, KANSAS CITY, MISSOURI                     64133
--------------------------------------------                     -----
(Address of principal executive offices)                       (zip code)

                                 (816) 356-8400
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5:     OTHER EVENTS.

            On June 1, 2004, BHA Group Holdings, Inc. (the "Company") announced that it had entered into an Agreement and Plan of Merger, dated as of May 31, 2004 (the "Merger Agreement"), by and among General Electric Company, a New York corporation, Casey Acquisition Company, a Delaware corporation which is wholly owned by General Electric Company, and the Company, under which Casey Acquisition Company will merge with and into the Company, and the Company will be wholly-owned by General Electric Company. As consideration, the Company's stockholders would receive $38.00 per share in cash. The closing of the merger is subject to the affirmative vote of the Company's stockholders, regulatory approvals and other customary closing conditions.

            Lamson Rheinfrank, Jr., James E. Lund, James J. Thome and James C. Shay and other related beneficial holders have entered into voting agreements with General Electric Company, dated as of May 31, 2004 that require them to vote their shares of Company common stock in favor of the merger, subject to certain conditions. Voting Agreements have been signed relative to 625,352 outstanding shares together with an additional 415,632 shares subject to stock options. The Voting Agreements will terminate in accordance with their terms upon a termination of the Merger Agreement. The Merger Agreement, the form of Voting Agreement and the press release are filed as exhibits to this Current Report on Form 8-K.

ITEM 7:

FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Current Report on Form 8-K:

Exhibit No  Description of Exhibit

99.1 Agreement and Plan of Merger, dated as of May 31, 2004, by and among General Electric Company, Casey Acquisition Company, and BHA Group Holdings, Inc.

99.2        Form of Voting Agreement

99.3        Press Release, filed June 1, 2004

99.4 Amendment No. 1 dated as of May 13, 2004, to the Rights Agreement dated December 13, 1995.

99.5 Amendment No. 2 dated as of May 31, 2004, to the Rights Agreement dated December 13, 1995.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BHA Group Holdings, Inc.
                                    (Registrant)

                                    By:   /s/ James E. Lund
                                       ----------------------------------
                                    James E. Lund
                                    President and Chief Executive Officer

Dated: June 1, 2004


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EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------
99.1          Agreement and Plan of Merger, dated as of May 31, 2004, by and among General Electric Company, Casey Acquisition Company, and
              BHA Group Holdings, Inc.

99.2          Form of Voting Agreement

99.3          Press Release Issued June 1, 2004

99.4 Amendment No. 1 dated as of May 13, 2004, to the Rights Agreement dated December 13, 1995.

99.5 Amendment No. 2 dated as of May 31, 2004, to the Rights Agreement dated December 13, 1995.